AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 7, 2019

1933 Act File No. 002-73024

1940 Act File No. 811-03213

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 215	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 216	☒

NATIONWIDE VARIABLE INSURANCE TRUST

(Registrant Exact Name as Specified in Charter)

ONE NATIONWIDE PLAZA

MAIL CODE 05-02-210

COLUMBUS, OHIO 43215

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (614) 435-5787

Send Copies of Communications to:

ALLAN J. OSTER, ESQ. 10 WEST NATIONWIDE BOULEVARD COLUMBUS, OHIO 43215	PRUFESH R. MODERA, ESQ. STRADLEY RONON STEVENS & YOUNG, LLP 1250 CONNECTICUT AVENUE, N.W., SUITE 500 WASHINGTON, DC 20036
(Name and Address of Agent for Service)

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust
Prospectus   _________, 2019
Fund and Class
NVIT Large Cap Equity Fund
Class I
Class II
Class Y
NVIT J.P. Morgan MozaicSM Fund
Class I
Class II
Class Y
The U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT Large Cap Equity Fund
NVIT J.P. Morgan MozaicSM Fund
11	How the Funds Invest
NVIT Large Cap Equity Fund
NVIT J.P. Morgan MozaicSM Fund
14	Risks of Investing in the Funds
20	Fund Management
21	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
26	Distributions and Taxes
27	Additional Information
28	Financial Highlights
1

Fund Summary: NVIT Large Cap Equity Fund
Objective
The NVIT Large Cap Equity Fund (the “Fund”) seeks a high level of total return from a diversified portfolio of equity securities.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.
	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses(1)
Total Annual Fund Operating Expenses
Fee Waiver/Expense Reimbursement(2)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement
(1)	“Other Expenses” is based on estimated amounts for the current fiscal year.
(2)
     Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to __% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) until at least April 30, 2020. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares
Class II Shares
Class Y Shares
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed since the Fund had not commenced operations as of the most recent fiscal year ended December 31, 2018.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies. For these purposes, large-capitalization companies are those with market capitalizations similar to those of companies included in the S&P 500® Index. Although many of the companies in which the Fund invests are U.S. companies, the Fund may also invest in stocks of foreign companies. The Fund may also may invest up to 20% of its net assets in stocks of smaller companies. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposures from its cash positions.
2

Fund Summary: NVIT Large Cap Equity Fund (cont.)
The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects over a period of as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to its assessment of their relative value. The subadviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of companies in which it may invest in order to identify issuers that the subadviser believes will be impacted by such factors relative to other issuers. The subadviser generally buys equity securities that it determines to be undervalued, and considers selling them when they appear to be overvalued.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity,  measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
    Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
New fund risk – the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Loss of money is a risk of investing in the Fund.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund

3

Fund Summary: NVIT Large Cap Equity Fund (cont.)
did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
[To be completed upon amendment]
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Since 2019
Since 2019
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
4

Fund Summary: NVIT J.P. Morgan MozaicSM Fund
Objective
The NVIT J.P. Morgan MozaicSM Fund (“Mozaic Fund” or the “Fund”) seeks a high level of total return.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.
	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses(1)
Acquired Fund Fees and Expenses(1)
Total Annual Fund Operating Expenses
Fee Waiver/Expense Reimbursement(2)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement
(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
(2)
     Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to __% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) until at least April 30, 2020. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class I Shares
Class II Shares
Class Y Shares
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed since the Fund had not commenced operations as of the most recent fiscal year ended December 31, 2018.
Principal Investment Strategies
In seeking a high level of total return, the Fund seeks to track the performance of the J.P. Morgan MozaicSM Index (Series F) (the “Index”) before the deduction of Fund expenses.
The Index is designed to provide exposure to a global mix of asset classes including equity securities, fixed-income securities (i.e., bonds) and commodities through futures contracts on those asset classes. Equity securities include large-capitalization
5

Fund Summary: NVIT J.P. Morgan MozaicSM Fund (cont.)
and small-capitalization companies listed on U.S. and foreign stock exchanges. Fixed-income securities include U.S. Treasury bonds and U.K., German and Australian sovereign bonds. Commodities are assets that have tangible properties, such as energy, industrial metals and precious metals. The Index was developed in 2018 and is sponsored by J.P. Morgan Securities plc (“JPMS plc”). As the Index’s sponsor and calculation agent, JPMS plc maintains and calculates the Index, which allocates asset exposures based on a momentum investment strategy, i.e., the belief that asset classes with attractive recent relative returns are more likely to continue to deliver relatively favorable performance. Each month, the Index rebalances pursuant to a set of pre-determined rules in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.
The Index is a rules-based, notional dynamic index that tracks the total return of a basket of typically nine asset classes (referred to as “Basket Constituents”) selected from a possible universe of fifteen Basket Constituents consisting of:
•six rolling futures positions in U.S., U.K., German or Japanese equity index futures contracts (each, an “Equity Constituent”);
•six rolling futures positions in U.S., U.K., German or Australian government bond futures contracts (each, a “Bond Constituent”) and
•three excess return commodity sector indices representing energy, industrial metals and precious metals (each, a “Commodity Constituent”).
At any given time, the Index will include at least two Equity Constituents and two Bond Constituents. Subject to the foregoing, every month the Index identifies the nine Basket Constituents with the highest recent performance. The Index next assigns a weight to each Basket Constituent selected based on such Basket Constituent’s actual recent volatility as compared to a target volatility rate assigned by the Index based on its historic volatility. The weight of a Basket Constituent whose recent actual volatility has exceeded its target volatility rate generally will decrease, whereas the weight of a Basket Constituent whose recent actual volatility was less than the target volatility generally will increase, subject to a maximum individual weighting of 60%, or a maximum total weight of all nine Basket Constituents of 190%. The composition of the Index is then implemented at the beginning of the following calendar month over a five-day rebalancing period, determined separately for each Basket Constituent. The Index may provide exposure to more or less than nine Basket Constituents while it is being rebalanced each month.
In the event that value of the Index overall declines by more than a pre-determined amount within a one-week period, the Index will attempt to reduce its exposure to each Basket
Constituent by progressively decreasing each Basket Constituent’s exposure to potentially as low as 0% (i.e., “exposure flattening”). On the fifth weekday after such exposure flattening has been triggered, the Index will restore the exposure of each Basket Constituent by progressively increasing its exposure until it has been fully restored, subject to the triggering of any further exposure flattening.
In order to track the performance of the Index before the deduction of Fund expenses, the Fund primarily uses futures contracts, which are derivatives, related to various securities and commodity indexes. The Fund also invests in fixed-income securities (or investment companies that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions.
The Fund generally uses a “replication” strategy to track the performance of the Index, meaning the Fund typically invests in all of the component futures contracts in the Index and in the same proportions as in the Index up to a maximum amount of 190% of the Fund’s net assets through the use of leverage. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the futures contracts in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest in securities, futures contracts or other investments not included in the Index, but which the Fund’s subadviser believes will help the Fund track the Index.
In order to gain exposure to commodity markets, the Fund may invest up to 25% of its total assets in [Mozaic Fund, Ltd.] (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments, such as futures contracts. The Subsidiary also may buy short-term fixed-income securities or hold cash to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Mozaic Index risk - the Index follows a strategy that operates on the basis of pre-determined rules. No assurance can be given that the investment strategy on which the Index is based will be successful or that the Index will outperform any alternative strategy that might be employed in respect of the Basket Constituents. In addition:

6

Fund Summary: NVIT J.P. Morgan MozaicSM Fund (cont.)
•the Index is subject to different levels and combinations of risk based on its actual allocation among the various Basket Constituents. The Index will be affected by stock, bond and commodity market risks, among others. The potential impact of the risks related to a Basket Constituent depends on the size of the Index’s allocation to it.
•the composition of the Index is heavily dependent on a proprietary quantitative model as well as information and data supplied by third parties (“Models and Data”). If the Models and Data are inaccurate, the Fund’s portfolio can be expected to reflect such errors.
•the Index is constructed using a momentum investment strategy. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments. As such, the weights of the Basket Constituents are based on the performance of the Basket Constituents from the immediately preceding twelve months. However, there is no guarantee that trends existing in the previous measurement period will continue in the future. if market conditions do not represent a continuation of prior observed trends, the level of the Index, which is rebalanced based on prior trends, may decline or fail to appreciate.
•no assurance can be given that the Index will achieve its target volatility. The actual realized volatility of the Index may be greater or less than its target volatility, which may adversely affect the level of the Index. In particular, the Index may perform poorly in non-trending “choppy” markets characterized by short-term volatility.
•the Index may use leverage to increase the return from any of its Basket Constituents because the sum of the weights of the Basket Constituents may be greater than 100%, up to a maximum total weight equal to 190%. The use of leverage will magnify any negative performance of the relevant Basket Constituents which, in turn, could adversely affect the level of the Index.
•the Basket Constituents are subject to monthly rebalancing based on historical performance and volatility weighting constraints. Therefore, the Fund’s returns may be less than the returns that could be realized on an alternative investment in the Basket Constituents that is not subject to monthly rebalancing or weighting constraints.
•If one or more of the selected Basket Constituents experiences recent volatility that exceeds the target volatility rate for such Basket Constituent, the total weight of all Basket Constituents included in the Index may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested.
•the Index’s exposure flattening mechanism may not be successful in preventing the Index level from declining. Whether exposure flattening is triggered will be based on changes in the level of the Index and not on changes in the values of the individual Basket Constituents. Further, the Index’s exposure flattening feature may adversely affect the performance of the Index. For example, if, after the level of the Index falls and exposure flattening is triggered, the values of the Basket Constituents included in the Index recover during the period in which the Index’s exposure to the Basket Constituents has been reduced or eliminated, the Index will not participate in the recovery of the Basket Constituents. The Index thus may underperform an identically constituted portfolio that does not include an exposure flattening feature.
The Basket Constituents each track the returns of futures contracts. The price of a futures contract depends not only on the price of the underlying asset referenced by the futures contract, but also on a range of other factors, including but not limited to changing supply and demand relationships, interest rates, governmental and regulatory policies and the policies of the exchanges on which the futures contracts trade. In addition, the futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. These factors and others can cause the prices of futures contracts to be volatile and could adversely affect the level of the Index.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
Commodities risk – the Fund’s investments linked to the prices of commodities are considered to be speculative. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds, and therefore they may be more volatile than investments in stocks and bonds. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, disease, fiscal and exchange control programs, and international economic, political, military and regulatory developments. The commodity-linked instruments in which the Fund invests present substantial risk, including the risk of loss of a significant portion of their principal value. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss. The ability of the Fund to invest directly in commodity-linked investments without exposing the Fund to entity level tax is limited under the Internal Revenue Code.

7

Fund Summary: NVIT J.P. Morgan MozaicSM Fund (cont.)
Credit risk – a bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, The Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity,  measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
    Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Indexing strategy risk – the Fund is not actively managed and its subadviser would not close out futures contracts due to current or projected underperformance of an asset class, industry or sector unless the futures contract is removed from the Index, the closing out of that futures contract is otherwise required upon a rebalancing of the Index, or exposure flattening is triggered. Further, correlation between the Fund’s performance and that of the Index may be negatively affected by the Fund’s expenses, changes in the composition of the Index, and the timing of purchase and redemption of Fund shares.
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.
Investments in other investment companies risk – to the extent that the Fund invests in shares of other investment companies, its performance is directly tied to the performance of such investment companies. If one of these investment companies fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of any other investment company in which the Fund invests (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other investment company will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the instruments selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the instruments selected by other funds with similar investment objectives and investment strategies.

8

Fund Summary: NVIT J.P. Morgan MozaicSM Fund (cont.)
New fund risk – the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Subsidiary risk – because the Fund invests in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary both are managed by the Fund’s investment adviser and subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could affect adversely the Fund.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.
Loss of money is a risk of investing in the Fund.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
[To be completed upon amendment]
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Since 2019
Since 2019
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

9

Fund Summary: NVIT J.P. Morgan MozaicSM Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
10

How the Funds Invest: NVIT Large Cap Equity Fund
Objective
The NVIT Large Cap Equity Fund seeks a high level of total return from a diversified portfolio of equity securities. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-cap companies. For these purposes, large-cap companies are those with market capitalizations similar to those of companies included in the S&P 500 Index. Although many of the companies in which the Fund invests are U.S. companies, the Fund may also invest in stocks of foreign companies. It also may invest up to 20% of its net assets in stocks of small-cap companies. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposure from its cash positions.
The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects over a period of as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. The subadviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest in order to identify issuers that the subadviser believes will be negatively impacted by such factors relative to other issuers. The subadviser generally buys equity securities that it determines to be undervalued, and considers selling them when they appear to be overvalued.
Key Terms:
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures are derivatives, because their values are based on changes in the values of an underlying asset or measure.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index. As of December 31, 2018, the market capitalization of the largest company included in the Russell 2000® Index was $___ billion.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
For a discussion of the risks of investing in the Fund, please see the section “Risks of Investing in the Funds” beginning on page 14.

11

How the Funds Invest: NVIT J.P. Morgan MozaicSM Fund
Objective
The NVIT J.P. Morgan MozaicSM Fund seeks a high level of total return. This objective may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
In seeking a high level of total return, the Fund seeks to track the performance of the J.P. Morgan MozaicSM Index (Series F) (the “Index”) before the deduction of Fund expenses.
The Index is designed to provide exposure to a global mix of asset classes including equity securities, fixed-income securities (i.e., bonds) and commodities through futures contracts on those asset classes. Equity securities include large-cap and small-cap companies listed on U.S. and foreign stock exchanges. Fixed-income securities include U.S. Treasury bonds and U.K., German and Australian sovereign bonds. Commodities are assets that have tangible properties, such as energy, industrial metals and precious metals. The Index was developed in 2018 and is sponsored by J.P. Morgan Securities plc (“JPMS plc”). As the Index’s sponsor and calculation agent, JPMS plc maintains and calculates the Index, which allocates asset exposures based on a momentum investment strategy, i.e., the belief that asset classes with attractive recent relative returns are more likely to continue to deliver relatively favorable performance. Each month, the Index rebalances pursuant to a set of pre-determined rules in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.
The Index is a rules-based, notional dynamic index that tracks the total return of a basket of typically nine asset classes (referred to as “Basket Constituents”) selected from a possible universe of fifteen Basket Constituents consisting of:
Equity Constituents
The Index may include six Basket Constituents that represent rolling futures positions in the following equity indexes (“Equity Constituents”):
•E-mini S&P 500® futures contract (representing large-capitalization U.S. equity securities);
•E-mini NASDAQ 100® futures contract (representing U.S. equity securities);
•E-mini Russell 2000® Index futures contract (representing small-capitalization U.S. equity securities);
•DAX® futures contract (representing primarily German equity securities);
•FTSE 100® Index futures contract (representing British and other European equity securities) and
•TOPIX futures contract (representing primarily Japanese equity securities).
Bond Constituents
The Index may include six Basket Constituents that represent rolling futures positions in the following government bond futures (“Bond Constituents”):
•Long-Term U.S. Treasury Note (6.5 to 10 years) futures contract (representing long-term U.S. Treasury notes);
•U.S. Treasury Bond futures contract (representing U.S. Treasury bonds);
•Long-Term U.S. Treasury Bond futures contract (representing long-term U.S. Treasury bonds);
•Euro-Bund futures contract (representing German government bonds)
•Long Gilt futures contract (representing U.K. government bonds) and
•Ten-Year Commonwealth Treasury Bond futures contract (representing Australian government bonds).
Commodity Constituents
The Index may include three Basket Constituents that are sub-indexes of the Bloomberg Commodity Index.SM
•Bloomberg Energy SubindexSM (representing energy-related commodities, such as crude oil, gasoline, diesel and natural gas);
•Bloomberg Industrial Metals SubindexSM (representing industrial metals, such as aluminum, copper, lead, nickel, tin and zinc) and
•Bloomberg Precious Metals SubindexSM (representing precious metals, such as gold, platinum and silver).
At any given time, the Index will include at least two Equity Constituents and two Bond Constituents. Subject to the foregoing, every month the Index selects the nine Basket Constituents with the highest recent performance. The Index next assigns a weight to each Basket Constituent selected based on such Basket Constituent’s actual recent volatility as compared to a target volatility rate assigned by the Index based on its historic volatility. The weight of a Basket Constituent whose recent actual volatility has exceeded its target volatility rate generally will decrease, whereas the weight of a Basket Constituent whose recent actual volatility was less than the target volatility generally will increase, subject to a maximum individual weighting of 60%, or a maximum total weight of all nine Basket Constituents of 190%. The composition of the Index is then implemented at the beginning of the following calendar month over a five-day rebalancing period, determined separately for each Basket Constituent. The Index may provide exposure to more or less than nine Basket Constituents while it is being rebalanced each month.
Exposure “Flattening”
In the event that the value of the Index overall declines by more than a pre-determined amount within a one-week period, the Index will attempt to reduce its exposure to each

12

How the Funds Invest: NVIT J.P. Morgan MozaicSM Fund (cont.)
Basket Constituent by progressively decreasing each Basket Constituent’s exposure to potentially as low as 0%. On the fifth weekday after such exposure flattening has been triggered, the Index will restore the exposure of each Basket Constituent by progressively increasing its exposure until it has been fully restored, subject to the triggering of any further exposure flattening.
The Fund’s Investment Strategy
In order to track the performance of the Index before the deduction of Fund expenses, the Fund primarily uses futures contracts, which are derivatives, related to various securities and commodity indexes. The Fund also invests in fixed-income securities (or investment companies that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions.
The Fund generally uses a “replication” strategy to track the performance of the Index, meaning the Fund typically invests in all of the component futures contracts in the Index and in the same proportions as in the Index up to a maximum amount of 190% of the Fund’s net assets. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the futures contracts in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund may also invest in securities, futures contracts or other investments not included in the Index, but which the Fund’s subadviser believes will help the Fund track the Index.
Subsidiary
In order to gain exposure to commodity markets, the Fund may invest up to 25% of its total assets in [Mozaic Fund, Ltd.] (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments, such as futures contracts. The Subsidiary also may buy short-term fixed-income securities or hold cash to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments.
Key Terms:
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures are derivatives, because their values are based on changes in the values of an underlying asset or measure.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $___ billion to $____ billion as of December 31, 2018.
Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index. As of December 31, 2018, the market capitalization of the largest company included in the Russell 2000® Index was $___ billion.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
For a discussion of the risks of investing in the Fund, please see the section “Risks of Investing in the Funds” beginning on page 14.

13

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).
Risks Associated with Both Funds
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
•the other party to the derivatives contract may fail to fulfill its obligations;
•their use may reduce liquidity and make a Fund harder to value, especially in declining markets and
•when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Leverage – leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund's share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund's investments. Further, the use of leverage may require a Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), with respect to its management and operation of the NVIT Large Cap Equity Fund, has claimed exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the NVIT Large Cap Equity Fund. Nationwide Fund Advisors is acting as a registered commodity pool operator with respect to the NVIT J.P. Morgan MozaicSM Fund.
The U.S. Securities and Exchange Commission has proposed new regulation of funds’ use of derivative instruments. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
•corporate earnings;
•production;
•management and
•sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

14

Risks of Investing in the Funds (cont.)
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
•political and economic instability;
•the impact of currency exchange rate fluctuations;
•sanctions imposed by other foreign governments, including the United States;
•reduced information about issuers;
•higher transaction costs;
•less stringent regulatory and accounting standards and
•delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Market and selection risks – market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities or other instruments selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
New fund risk – each Fund is newly formed. A Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Smaller company risk – in general, stocks of smaller companies (including micro- and mid-cap companies) trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Additional Risks Associated with the NVIT Large Cap Equity Fund
Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Additional Risks Associated with the NVIT J.P. Morgan MozaicSM Fund
The Index follows a rules-based strategy that operates on the basis of pre-determined rules. No assurance can be given that the investment strategy on which the Index is

15

Risks of Investing in the Funds (cont.)
based will be successful or that the Index will outperform any alternative strategy that might be employed in respect of the Basket Constituents.
Prices of Basket Constituents are subject to sudden changes and can move dramatically over short periods of time, even when they have been relatively stable for an extended period of time leading up to the change. The values of the Basket Constituents and, therefore, the Index may decline dramatically before the resulting increased volatility will be reflected in the periods used to measure historical volatility in the Index’s rebalancing mechanism. The Index thus may experience sharp declines over shorter periods of time, notwithstanding the target volatility feature. This risk may be magnified by the risks associated with futures contracts.
Asset allocation risk – the Index is subject to different levels and combinations of risk based on the Index’s actual allocation among the various Basket Constituents. The Index will be affected by stock, bond and commodity market risks, among others. The potential impact of the risks related to a Basket Constituent depends on the size of the Index’s allocation to it.
Performances of the Basket Constituents may become highly correlated from time to time, including, but not limited to, a period in which there is a substantial decline in a particular sector or asset type represented by the Basket Constituents and which has a higher weight in the Index relative to any of the other sectors or asset types, as determined by the Index’s strategy. High correlation during periods of negative returns among Basket Constituents representing any one sector or asset type could have an adverse effect on the Index.
Models and data risk – the composition of the Index is heavily dependent on a proprietary quantitative model as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of futures contracts from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors too.
Momentum investing risk – the Index is constructed using a momentum investment strategy. Momentum investing generally seeks to capitalize on positive trends in the returns of financial instruments. As such, the weights of the Basket Constituents are based on the performance of the Basket Constituents from the immediately preceding twelve months. However, there is no guarantee that trends existing in the previous measurement period will continue in the future. A momentum strategy thus is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights, and the Index may fail to realize gains that could occur as a result of obtaining exposures to financial instruments that have experienced negative returns, but which subsequently experience a sudden spike in positive returns. Conversely, the Index may incur losses as a result of holding assets that have experienced recent strong performance, but which subsequently suffer a reversal. As a result, if market conditions do not represent a continuation of prior observed trends, the level of the Index, which is rebalanced based on prior trends, may decline or fail to appreciate.
Due to the “long-only” construction of the Index, the weight of each Basket Constituent will not fall below zero at any time, even if the relevant Basket Constituent displayed a negative performance over the relevant previous measurement period. Even when the values of the Basket Constituents are trending downwards, the Index therefore will not reduce the number of Basket Constituents it tracks in order to avoid tracking Basket Constituents with negative performance.
Volatility risk – no assurance can be given that the Index will achieve its target volatility. The actual realized volatility of the Index may be greater or less than its target volatility, which may adversely affect the level of the Index. The monthly weights of Basket Constituents are based on their historical volatility over specified measurement periods and are subject to maximum aggregate and individual weighting constraints. Once a Basket Constituent’s weight has been established, the volatility of such Basket Constituent may differ significantly from its historical levels and may change rapidly at any time. Consequently, the actual realized volatility of any Basket Constituent’s weighted performance in the Index could be significantly greater or less than the target volatility rate for such Basket Constituent.
In addition, in non-trending (also known as “sideways”) markets, momentum investment strategies are subject to “whipsaws.” A whipsaw occurs when the market reverses and does the opposite of what is indicated by the trend indicator, resulting in a trading loss during the particular period. Consequently, the Index may perform poorly in non-trending “choppy” markets characterized by short-term volatility.
Leverage risk – the Index may use leverage to increase the return from any of its Basket Constituents because the sum of the weights of the Basket Constituents may be greater than 100%, up to a maximum total weight equal to 190% of the Fund’s net assets. Where a Basket Constituent is leveraged, any price movements in that Basket Constituent will result in greater changes than if leverage were not used. In particular, the use of leverage will magnify any negative performance of the relevant Basket Constituents which, in turn, could adversely affect the level of the Index.
Monthly rebalancing risk – the Basket Constituents are subject to monthly rebalancing based on historical performance and volatility weighting constraints. By

16

Risks of Investing in the Funds (cont.)
contrast, a portfolio that does not rebalance monthly and is not subject to any weighting constraints could experience greater compounded gains over time through exposure to a consistently and rapidly appreciating portfolio consisting of the Basket Constituents. Therefore, the Fund’s returns may be less than the returns that could be realized on an alternative investment in the Basket Constituents that is not subject to monthly rebalancing or weighting constraints.
Uninvestment risk – because of the method by which the weight of each Basket Constituent selected for inclusion in the Index is determined, the weight of a selected Basket Constituent generally decreases as its historical volatility over the applicable measurement period increases. If one or more of the selected Basket Constituents experiences recent volatility that exceeds the target volatility rate for such Basket Constituent, the total weight of all Basket Constituents included in the Index may be less than 100%. A total weight of less than 100% means that the Index is partially uninvested, and the Index will reflect no return with respect to the uninvested portion. If the Index is entirely uninvested, the Index will reflect no return.
Exposure flattening risk – the Index’s exposure flattening mechanism may not be successful in preventing the Index level from declining. Even if the Index has been declining steadily, the Index will begin to restore exposure to the Basket Constituents on the fifth weekday after exposure flattening has been triggered, and exposure flattening cannot be triggered again until the following weekday (i.e., the sixth weekday after exposure flattening has been triggered). In addition, whether exposure flattening is triggered will be based on changes in the level of the Index and not on changes in the values of the individual Basket Constituents. Consequently, following an occurrence of exposure flattening, the determination of whether additional exposure flattening will be triggered will be based on a level of the Index that reflects the exposure of flattening.
Further, the Index’s exposure flattening feature may adversely affect the performance of the Index. For example, if, after the level of the Index falls and exposure flattening is triggered, the values of the Basket Constituents included in the Index recover during the period in which the Index’s exposure to the Basket Constituents has been reduced or eliminated, the Index will not participate in the recovery of the Basket Constituents. The Index thus may underperform an identically constituted portfolio that does not include an exposure flattening feature.
In addition to the foregoing, the NVIT J.P. Morgan Mozaic Fund is also subject to the following risks:
Cash position risk – the Fund may hold a significant position in cash or money market instruments. A larger amount of such holdings could negatively affect the Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Commodities risk – exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments (i.e., derivative instruments that provide exposure to the investment returns of the commodities markets) may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies. The energy sector can be affected significantly by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sectors can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metals sales by governments, central banks or international agencies, investment speculation, and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Underlying Fund may invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause the Fund’s share value to fluctuate. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
Tax risk – the tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund or Underlying Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund or Underlying Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s or Underlying Fund’s use of such derivative instruments.
Credit risk – the risk that the issuer of a debt security may default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk

17

Risks of Investing in the Funds (cont.)
depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Indexing strategy risk – the Fund is not actively managed and its subadviser would not close out futures contracts due to current or projected underperformance of a security, industry or sector unless the futures contract is removed from the Index or the closing out of that futures contract is otherwise required upon a rebalancing or reconstitution of the Index as addressed in the Index methodology. Also, correlation between the Fund’s performance and that of the Index may be negatively affected by such factors as:
•failure to fully replicate the Index;
•changes in the composition of the Index;
•the timing of purchase and redemption of the Fund’s shares and
•the Fund’s operating expenses.
Unlike an index fund, an index has no operating or other expenses. As a result, even though an index fund attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.
Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the  Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. Recent and potential future changes in government policy may affect interest rates.
Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.
Investments in other investment companies risk – to the extent that the Fund invests in shares of other investment companies, its performance is directly tied to the performance of such investment companies. If one of these investment companies fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of any other investment company in which the Fund invests (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other investment company will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
Liquidity risk – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

18

Risks of Investing in the Funds (cont.)
Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Subsidiary risk – because the Fund invests in the Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary both are managed by the Fund's investment adviser and subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could affect adversely the Fund.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.
Loss of money is a risk of investing in the Funds.
******
Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

19

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
_____________________, located at ______________, is the subadviser to the Funds.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee that can be paid by each Fund, expressed as a percentage of each Fund’s average daily net assets and not taking into account any applicable fee waivers or reimbursements, is as follows:
[TO BE PROVIDED UPON AMENDMENT]
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be in the Funds' first semiannual report to shareholders, which will cover the period ending June 30, 2019.
Portfolio Management
[To be completed on amendment.]
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a manager-of-managers structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive order, the Adviser monitors and evaluates any subadvisers, which includes the following:
•performing initial due diligence on prospective Fund subadvisers;
•monitoring subadviser performance, including ongoing analysis and periodic consultations;
•communicating performance expectations and evaluations to the subadvisers;
•making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
•selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

20

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II and Class VIII shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•New Year’s Day
•Martin Luther King Jr. Day
•Presidents’ Day
•Good Friday
•Memorial Day
•Independence Day
•Labor Day
•Thanksgiving Day
•Christmas Day
•Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in

21

Investing with Nationwide Funds (cont.)
which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service.
Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser or a designee, are generally valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.
A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
The Valuation Procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not fair valued its securities.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday

22

Investing with Nationwide Funds (cont.)
closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•disrupt portfolio management strategies;
•increase brokerage and other transaction costs and
•negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund.
Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
•restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
•reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

23

Investing with Nationwide Funds (cont.)
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I and Class II shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be 0.25% with respect to Class I and Class II shares of both Funds.
Revenue Sharing
NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:
•insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
•broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•affiliates of NFA;
•broker-dealers and other financial intermediaries that sell such variable insurance contracts and
•insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
•recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
•sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Life Insurance Company or Jefferson National Life Insurance Company of New York, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or

24

Investing with Nationwide Funds (cont.)
any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
25

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1⁄2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
26

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds’ investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder  or contract holder,, or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
27

Financial Highlights
Financial information is not provided because the Funds did not commence operations as of the date of this Prospectus.
28

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:
•Statement of Additional Information (incorporated by reference into this Prospectus)
•Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
•on the SEC’s EDGAR database via the internet at www.sec.gov
•by electronic request to publicinfo@sec.gov
•in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for hours of operation)
•by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520
Nationwide Funds Group
One Nationwide Plaza, Mail Code 5-02-210,
Columbus, OH 43215
Nationwide, the Nationwide N and Eagle, and
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Nationwide Mutual Insurance Company. © 2019
The Trust’s Investment Company Act File No.: 811-03213	NPR-MOZ (4/19)

STATEMENT OF ADDITIONAL INFORMATION
[April 30, 2019]
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Large Cap Equity Fund Class I Class II Class Y	NVIT J.P. Morgan MozaicSM Fund Class I Class II Class Y
Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 64 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated ______, 2019. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with it.
Copies of the Funds’ Annual Report and Semiannual Report will be available without charge upon request by writing the Trust or by calling toll free 800-848-6331. Since the Funds are new, the first Annual Report will cover the period ending December 31, 2019.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

TABLE OF CONTENTS	Page

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General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on September 1, 2004 pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of [64] separate series, each with its own investment objective.
Each of the Funds featured in this SAI is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses the Funds’ principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Funds’ Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus.
J.P. Morgan MozaicSM Index (Series F)
The J.P. Morgan MozaicSM Index (Series F) (“JPMorgan Index”) has been licensed to Nationwide Fund Advisors (the “Licensee”) for the Licensee’s benefit. Neither the Licensee nor the NVIT J.P. Morgan MozaicSM Fund (the “Mozaic Fund”) is sponsored, endorsed, sold or promoted by J.P. Morgan Securities LLC (“JPMS”) or any of its affiliates (together and individually, “JPMorgan”). JPMorgan makes no representation and no warranty, express or implied, to investors in or owners of the Mozaic Fund (or any person taking exposure to it) or any member of the public in any other circumstances (each a “Contract Owner”): (a) regarding the advisability of investing in securities or other financial or insurance products generally or in the Mozaic Fund particularly; or (b) the suitability or appropriateness of an exposure to the JPMorgan Index in seeking to achieve any particular objective. It is for those taking an exposure to the Mozaic Fund and/or the JPMorgan Index to satisfy themselves of these matters and such persons should seek appropriate professional advice before making any investment. JPMorgan is not responsible for and does not have any obligation or liability in connection with the issuance, administration, marketing or trading of the Mozaic Fund. The publication of the JPMorgan Index and the referencing of any asset or other factor of any kind in the JPMorgan Index do not constitute any form of investment recommendation or advice in respect of any such asset or other factor by JPMorgan and no person should rely upon it as such.
The JPMorgan Index has been designed and is compiled, calculated, maintained and sponsored by JPMorgan without regard to the Licensee, the Mozaic Fund or any Contract Owner. The ability of the Licensee to make use of the JPMorgan Index may be terminated on short notice and it is the responsibility of the Licensee to provide for the consequences of that in the design of the Mozaic Fund. JPMorgan does not accept any legal obligation to take the needs of any person who may invest in the Mozaic Fund into account in designing, compiling, calculating, maintaining or sponsoring the JPMorgan Index or in any decision to cease doing so.
JPMorgan does not give any representation, warranty or undertaking, of any type (whether express or implied, statutory or otherwise) in relation to the JPMorgan Index, as to condition, satisfactory quality, performance or fitness for purpose or as to the results to be achieved by an investment in the Mozaic Fund or any data included in or omissions from the JPMorgan Index, or the use of the JPMorgan Index in connection with the Mozaic Fund or the veracity, currency, completeness or accuracy of the information on which the JPMorgan Index is based (and without limitation, JPMorgan accepts no liability to any Contract Owner for any errors or omissions in that information or the results of any interruption to it and JPMorgan shall be under no obligation to advise any person of any such error, omission or interruption). To the extent any such representation, warranty or undertaking could be deemed to have been given by JPMorgan, it is excluded save to the extent that such exclusion is prohibited by law. To the fullest extent permitted by law, JPMorgan shall have no liability or responsibility to any person or entity (including, without limitation, to any Contract Owners) for any losses, damages, costs, charges, expenses or other liabilities howsoever arising, including, without limitation, liability for any special, punitive, indirect or consequential damages (including loss of business or loss of profit, loss of time and loss of goodwill), even if notified of the possibility of the same, arising in connection with the design, compilation, calculation, maintenance or sponsoring of the JPMorgan Index.

The JPMorgan Index is the exclusive property of JPMorgan. JPMorgan is under no obligation to continue compiling, calculating, maintaining or sponsoring the JPMorgan Index and may delegate or transfer to a third party some or all of its functions in relation to the JPMorgan Index.
JPMorgan may independently issue or sponsor other indices or products that are similar to and may compete with the JPMorgan Index and the Mozaic Fund. JPMorgan may also transact in assets referenced in the JPMorgan Index (or in financial instruments such as derivatives that reference those assets). It is possible that these activities could have an effect (positive or negative) on the value of the JPMorgan Index and the Mozaic Fund.
Each of the above paragraphs is severable. If the contents of any such paragraph is held to be or becomes invalid or unenforceable in any respect in any jurisdiction, it shall have no effect in that respect, but without prejudice to the remainder of this notice.
Indexing Related Risks. The Mozaic Fund’s returns may not effectively track the returns of the JPMorgan Index for a number of reasons and therefore may not achieve its investment objective. For example, the Mozaic Fund incurs a number of operating expenses not applicable to the JPMorgan Index, and incurs costs in buying and selling securities and other instruments, especially when rebalancing the Mozaic Fund’s holdings to reflect changes in the composition of the JPMorgan Index. These transaction costs may be higher to the extent the Mozaic Fund invests in foreign securities or futures contracts. In addition, the Mozaic Fund’s returns may differ from the returns of the JPMorgan Index as a result of, among other things, pricing differences (including differences between a security’s or instrument’s price at the local market close and the Mozaic Fund’s valuation of the security or instrument at the time of calculating the Mozaic Fund’s net asset value) and the inability to purchase certain instruments included in the JPMorgan Index due to regulatory or other restrictions. Errors in the construction or calculation of the JPMorgan Index also may occur from time to time. Any such errors may not be identified and corrected by JPMS for some period of time, which may have an adverse impact on the Mozaic Fund and its shareholders.
In addition, when the Mozaic Fund uses a representative sampling approach, the Mozaic Fund returns may not be as well correlated with the returns of the JPMorgan Index as when the Mozaic Fund purchases all of the instruments included in the JPMorgan Index and in the proportions in which they are represented in the JPMorgan Index. To the extent that the Mozaic Fund uses a representative sampling approach, it will hold a smaller number of instruments than are in the JPMorgan Index. As a result, an adverse development respecting futures contracts or issuers of securities held by the Mozaic Fund could result in a greater decline in the Mozaic Fund’s net asset value than would be the case if the Mozaic Fund were to hold all of the instruments included in the JPMorgan Index. Conversely, a positive development relating to futures contracts or issuers of securities included in the JPMorgan Index but which are not held by the Mozaic Fund could cause the Mozaic Fund to underperform the JPMorgan Index. It is also possible that the composition of the Mozaic Fund may not exactly replicate the composition of the JPMorgan Index if the Mozaic Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. The risk that the Mozaic Fund may not effectively track the performance of the JPMorgan Index may be heightened during times of increased market volatility or other unusual market conditions.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. Each Fund may engage in mortgage dollar rolls and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.
Asset Segregation. Pursuant to current guidance from the staff of the SEC, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. A Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of the Fund or the Fund’s custodian.
The obligation to cover a financial instrument may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, the Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied.
Consistent with current SEC staff positions, the segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, more assets will be required to cover the Fund’s obligations, which essentially limits the Fund’s ability to use these instruments, to the extent that more assets will be required to cover the Fund’s obligations.
Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the portfolio management.

Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Derivative Instruments
Each Fund may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. The Funds, as noted in the Fund's Prospectus, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors (“NFA” or the “Adviser”), although registered as a commodity pool operator, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the NVIT Large Cap Equity Fund, and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the NVIT Large Cap Equity Fund. However, NFA is acting as a registered commodity pool operator with respect to the NVIT J.P. Morgan MozaicSM Fund.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)	Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)	There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)	As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences.”
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC regulations and guidance, a Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund also will earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that invests in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Commodity Futures Contracts. The NVIT Mozaic Fund may engage in transactions in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
•Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
•Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on the value of commodity futures contracts.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Structured Notes. A Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”
Swap Agreements. Funds may enter into securities index, interest rate, total return or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies — Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
When a Fund enters into a non-deliverable forward transaction, the Fund’s custodian will maintain segregated assets in an amount not less than the value of the Fund’s unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the Fund’s unrealized loss under the non-deliverable forward agreement.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
The SEC has recently proposed a new rule which, if adopted, would replace current SEC and staff guidance with respect to asset segregation requirements for derivatives and other instruments such as reverse repurchase agreements, short sales, firm or standby commitment agreements and similar agreements. While it is not possible to fully predict the effects of the proposed regulation, the Adviser will continue to monitor developments as they apply to the Funds.
Floating- and Variable-Rate Securities
Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Foreign Securities
Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. As a result of Brexit, there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries leading up to, and following, its withdrawal. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, Brexit can create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless the Funds' Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Foreign Sovereign Debt. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Initial Public Offerings
Each Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that the Fund will be able to borrow or lend under the program at any time, and the Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Fund’s Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that the Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
Medium-Quality, Lower-Quality and High-Yield Securities
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Preferred Stocks, Convertible Securities and Other Equity Securities
Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
The Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
The Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. The NVIT Large Cap Equity Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
“Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although no Fund will invest in real estate directly, the NVIT Large Cap Equity Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund pays the fees and expenses of the REITs, which, ultimately, are paid by the Fund’s shareholders.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by the Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, the Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether the Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which the Fund enters into repurchase agreements to evaluate these risks.
Restricted, Non-Publicly Traded and Illiquid Securities
The Funds may not invest more than 15% (5% with respect to an underlying money market fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund may sell OTC options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
Securities of Investment Companies
As permitted by the 1940 Act, a Fund generally may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, a Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Exchange-Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Funds, like most other investors in ETFs, intend to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s subadviser(s) believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
•shares of money market mutual funds, including those that may be advised by the Fund’s portfolio management;
•obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
•obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
•obligations of municipalities and states, their agencies and political subdivisions;
•high-quality asset-backed commercial paper;

•repurchase agreements;
•bank or savings and loan obligations;
•high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
•high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
•high-quality short-term corporate obligations;
•certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
•extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
•unrated short-term debt obligations that are determined by the Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in the Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Supranational Entities
The NVIT J.P. Morgan MozaicSM Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, in anticipation of redemptions or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. The NVIT J.P. Morgan MozaicSM Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each Index Fund may use temporary investments pending investment of cash balances or to manage anticipated redemption activity. See also “Short-Term Instruments.”
U.S. Government Securities and U.S. Government Agency Securities
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause the Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund's income distributions.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
The NVIT Large Cap Equity Fund may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.
As of the date of this SAI, the the Funds have not yet commenced operations, and thus no portfolio turnover rate information is provided.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
•May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
•May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
•May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
•May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
•May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry.
The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:
Each Fund may not:
•Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
•Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
•Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
•Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1⁄3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:

•Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
•Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made available through the EDGAR database on the SEC’s website (www.sec.gov). Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
•a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
•the recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
•the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Brown Brothers Harriman & Co.; Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; State Street Bank and Trust Company; Electra Information Systems; or Macquarie Capital (USA) Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are [64] series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.
Other Directorships held During the Past Five Years[2]
Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.
Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.
Other Directorships held During the Past Five Years[2]
Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to 2018.
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.
Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	[114]

Principal Occupation(s) During the Past Five Years (or Longer)
Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.
Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.
Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).
Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships held During the Past Five Years (or Longer)[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.
David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	[114]
Principal Occupation(s) During the Past Five Years (or Longer)
Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.
Other Directorships held During the Past Five Years[2]
Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.
Interested Trustee
Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	[114]
Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.
Other Directorships held During the Past Five Years (or Longer)[2]
Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.
Experience, Qualifications, Attributes, and Skills for Board Membership
Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.
[1]	Length of time served includes time served with the Trust’s predecessors.
2     Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3     Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]
Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]
Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]
Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]
Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]
Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]
Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.
The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met five times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Mr. Karlawish, Ms. Kosel (Chair) and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust's various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act, including without limitation policies and procedures relating to the use of the amortized cost method of valuation, stress testing, and portfolio liquidity; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Funds' shares including the operation of the Trust's Rule 12b-1 Plan and Administrative Services Plan; (d) assist the Board with its review and oversight of the implementation and operation of the Trust's various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (e) review and oversee the investment advisers' brokerage practices as these relate to the Trust, including the use of “soft dollars”; (f) assist the Board in its oversight of the administration of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds; (g) review and evaluate the services received by the Trust in respect of, and the Trust's contractual arrangements relating to, transfer agency services, administrative services, custody services, securities lending services, and such other services as may be assigned from time to time to the Committee by the Board for review and evaluation; (h) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (i) assist the Board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; and (j) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Dryden (Chair), Ms. Cholmondeley, Mr. Kridler and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; (e) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust, including, without limitation, fidelity bond coverage and errors and omissions/directors' and officers' liability coverage; (f) assist the Board in its review and consideration of any proposed line of credit or other credit facility for the benefit of the Trust or any of the Funds; and (g) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Jacobs and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds' performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; and (d) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Mr. Karlawish (Chair) and Ms. Kosel, each of whom is not an interested person of the Trust, as defined in the 1940 Act, and Ms. Marshall, who is an interested person of the Trust, as defined in the 1940 Act.
Ownership of Shares of Nationwide Funds as of December 31, 2018
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Charles E. Allen	None	Over $100,000
Paula H.J. Cholmondeley	None	Over $100,000
Phyllis Kay Dryden	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
David C. Wetmore	None	Over $100,000
Interested Trustee
Lydia M. Marshall	None	Over $100,000
1 Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2018
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A
[1]	Nationwide Fund Advisors.
[2]	As of December 31, 2018, subadvisers to the Trust included: Allianz Global Investors U.S. LLC, American Century Investment Management, Inc.; AQR Capital Management, LLC; BlackRock Investment Management, LLC; BNY Mellon Asset Management North America Corporation; Dimensional Fund Advisors LP; DoubleLine Capital LP; Epoch Investment Partners, Inc.; Federated Investment Management Company; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Logan Circle Partners, L.P.; Loomis, Sayles & Company, LP; Massachusetts Financial Services Company; Nationwide Asset Management, LLC; Neuberger Berman Investment Advisers, LLC; OppenheimerFunds, Inc.; Smith Asset Management Group, L.P.; Standard Life Investments (Corporate Funds) Limited; Templeton Investment Counsel, LLC; Thompson, Siegel & Walmsley LLC; WCM Investment Management, LLC; WEDGE Capital Management, L.L.P.; Wellington Management Company LLP; and Wells Capital Management, Inc.
[3]	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2018. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2018. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Accordingly, Ms. Marshall is not compensated by the funds in the Fund Complex and, therefore, is not included in the Compensation Table below.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$[ ]	N/A	N/A	$[ ]
Paula H.J. Cholmondeley	[ ]	N/A	N/A	[ ]
Phyllis Kay Dryden	[ ]	N/A	N/A	[ ]
Barbara I. Jacobs	[ ]	N/A	N/A	[ ]
Keith F. Karlawish	[ ]	N/A	N/A	[ ]
Carol A. Kosel	[ ]	N/A	N/A	[ ]
Douglas F. Kridler	[ ]	N/A	N/A	[ ]
David C. Wetmore	[ ]	N/A	N/A	[ ]
[1]	As of December 31, 2018, the Fund Complex included two trusts comprising 112 investment company funds or series.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at nationwide.com/mutualfundsnvit, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust pays, on behalf of the Funds, the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the Adviser), including governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which include the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.
Investment Adviser
NFA, located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA operates primarily as a “Manager-of-Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.
All of the Funds to which this SAI relates are subadvised.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
The Investment Advisory Agreement (the “Agreement”) also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:
[To be completed on amendment.]
Limitation of Fund Expenses
In the interest of limiting the expenses of the Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.
NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
Until at least April 30, 2020, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”)(as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules, as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC, dated July 1, 2018, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other nonroutine expenses not incurred in the ordinary course of a Fund’s business, for all share classes of the Funds as follows:
NVIT J.P. Morgan MozaicSM Fund to __%
NVIT Large Cap Equity Fund to __%

Investment Advisory Fees
The Funds have not commenced operations as of the date of this SAI, and thus paid no investment advisory fees.
Subadvisers
Subject to oversight by NFA and the Board of Trustees, one or more subadvisers will manage all or a portion of the assets of the Funds in accordance with each Fund’s investment objectives and policies. Each subadviser makes investment decisions for a Fund and, in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to a Fund, the subadvisers receive annual fees from NFA, calculated at an annual rate based on the average daily net assets of such Fund.
Each subadviser provides investment advisory services to the Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such agreement.
After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. The Subadvisory Agreements may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of each Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the subadviser, or by the subadviser upon not less than 120 days’ written notice to the Adviser and the Trust. Each Subadvisory Agreement terminates automatically if it is assigned.
The subadviser for both Funds is as follows:
[To be completed upon amendment]
Subadvisory Fees Paid
The Funds have not commenced operations as of the date of this SAI, and NFA thus has paid no subadvisory fees with respect to the Funds.
Manager-of-Managers Structure
NFA and the Trust have received from the SEC an exemptive order for a manager-of-managers structure which allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Joseph Finelli
Christopher Graham
Brian Hirsch
Eric Miller
Michael S. Spangler
Lydia M. Marshall
Lee T. Cummings
Timothy M. Rooney
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT J.P. Morgan MozaicSM Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT Large Cap Equity Fund

As of the date of this SAI, the Funds have not commenced operations and thus have earned no distribution fees under the Rule 12b-1 Plan and made no expenditures using these fees.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)	Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)	Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)	Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)	Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)	Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which NFS has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NFS and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class II shares of the Funds held by customers of NFS or any such other entity. No fee is paid with respect to the Class Y shares of any Fund.
As of the date of this SAI, the the Funds have not commenced operations and thus have paid no administrative services fees.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
As of the date of this SAI, the Funds have not commenced operations and thus have paid no fund administration and transfer agency fees.
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
As of the date of this SAI, the Funds have not commenced operations and therefore have not engaged in any securities lending activity.

Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue N.W., Suite 500, Washington, D.C. 20036-2652, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
[        ], serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to obtaining best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company, Jefferson National Insurance Company or Jefferson National Life Insurance Company of New York. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
As of the date of this SAI, the Funds have not commenced operations and thus paid no brokerage commissions.
As of the date of this SAI, the Funds have not commenced operations and thus paid no soft dollar commissions or held any investments in securities of their regular broker-dealers.
As of the date of this SAI, the Funds have not commenced operations and thus paid no brokerage commissions to affiliated brokers of the Adviser.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
•the Distributor and other affiliates of NFA,
•broker-dealers,
•financial institutions, and
•other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey (“Prudential Life”)
NFA, pursuant to a written agreement, pays Prudential Life a quarterly fee at the annual rate of 0.05% (5 basis points) of the average daily net asset value of the NVIT Emerging Markets Fund Class D shares held in separate accounts on the books of NVIT.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid price provided by an independent pricing service, the use of which has been approved by the Board.
Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s investments since their last closing prices were calculated on their primary securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
American Century NVIT Multi Cap Value Fund*	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II, Class P
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II, Class P
Amundi NVIT Multi Sector Bond Fund*[1]	Class I
BlackRock NVIT Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
BlackRock NVIT Managed Global Allocation Fund*	Class II
DoubleLine NVIT Total Return Tactical Fund*	Class I, Class II, Class Y
Federated NVIT High Income Bond Fund*	Class I
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Managed Growth Fund*	Class I, Class II
NVIT Cardinal Managed Growth & Income Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT DFA Capital Appreciation Fund*	Class II, Class P
NVIT DFA Moderate Fund*	Class II, Class P
NVIT Dynamic U.S. Growth Fund*[2]	Class I, Class II, Class P, Class Y
NVIT Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y

Fund	Share Classes
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT iShares Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares Global Equity ETF Fund*	Class II, Class Y
NVIT J.P. Morgan MozaicSM Fund	Class I, Class II, Class Y
NVIT Large Cap Equity Fund	Class I, Class II, Class Y
NVIT Managed American Funds Asset Allocation Fund*	Class II
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager International Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT Nationwide Fund*	Class I, Class II, Class IV, Class Y
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
Templeton NVIT International Value Fund*	Class I, Class II, Class Y
*	Information on these Funds is contained in a separate Statement(s) of Additional Information.
1Name change effective January 14, 2019. Formerly, NVIT Multi Sector Bond Fund.
2 Name change effective July 16, 2018. Formerly, NVIT Large Cap Growth Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second

Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)	designate series of the Trust; or
(2)	change the name of the Trust; or
(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Taxation of the Fund
The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
•Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
•Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, expiring unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated fund-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.
NVIT J.P. Morgan MozaicSM Fund ― Investments in Commodities. NVIT J.P. Morgan MozaicSM Fund invests in derivatives, financially-linked instruments, and the stock of its own wholly-owned subsidiary (the Subsidiary) to gain exposure to the commodity markets. This strategy may cause the Fund to realize more ordinary income than would be the case if the Fund invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Fund in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.
Distribution requirement. The Fund anticipates that the Subsidiary will distribute the “Subpart F” income earned by the Subsidiary each year, which the Fund will treat as qualifying income. The Fund intends to distribute the Subsidiary's income each year in satisfaction of the Fund's Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Fund. As such, the Fund will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Fund. Subpart F income will be distributed by the Fund to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates.
Income requirement. As described above, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See “Tax Treatment of Portfolio Transactions ― Investments in commodities ― structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. As a result, the Fund's ability to directly invest in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. Accordingly, a fund may invest in certain commodity-linked notes relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In September 2016, the IRS issued proposed regulations that would require a wholly-owned subsidiary that is treated as a CFC, such as the Subsidiary, to distribute its “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) each year in order for a fund to treat that income as satisfying the Income Requirement.
Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement, which the Fund must continue to satisfy to maintain its status as a RIC. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under “Taxation of the Fund ═ Qualification as a regulated investment company.”
Asset diversification test. For purposes of the Asset Diversification Test, the Fund's investment in the Subsidiary would be considered a security of one issuer.  Accordingly, the Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of the Fund's total assets in order to satisfy the Asset Diversification Test.
Taxation of the Subsidiary. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary's investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding  agent  to avoid U.S. backup withholding requirements.  Additionally, the Subsidiary intends to qualify as a “participating FFI” or otherwise qualify for an exemption under Chapter 4 of the Code to avoid U.S. withholding tax under the Foreign Account Tax Compliance Act.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.

Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –
•All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
•Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any closed fund in which the Funds invest, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund's investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund's ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution”

or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the applicable corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in commodities ― structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund ‒ Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. Accordingly, a fund may invest in certain commodity-linked notes relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned  subsidiary  that  is  treated  as  a  controlled  foreign  corporation  for  federal  income  tax purposes. In September 2016, the IRS issued proposed regulations that would require such a subsidiary to distribute its “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) each year in order for a fund to treat that income as satisfying the Income Requirement. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments  (or  the  income  earned  on  such  investments)  were  to  be  recharacterized  for  U.S.  tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.  Also see, “NVIT J.P. Morgan MozaicSM Fund – Investments in Commodities” with respect to investments in the Subsidiary.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
Since the Funds have not yet commenced operations, no shareholder owns 5% or more of the outstanding shares of a Fund. To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York are located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of_______, 2019, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.	Nature of and provisions of the obligation.
3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.
SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.
B	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.
CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.
MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.
AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.
A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.
BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.
BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.
DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.
SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.
A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.
B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or subadviser, some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, nationwide.com/mutualfunds, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the sub-adviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the subadviser’s proxy voting policies.
ISS’ 2018 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances:
Independence
Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:
•Independent directors comprise 50 percent or less of the board;
•The non-independent director serves on the audit, compensation, or nominating committee;
•The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•Medical issues/illness;
•Family emergencies; and
•Missing only one meeting (when the total of all meetings is three or fewer).
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•Sit on more than five public company boards; or
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards3.
Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•Rationale provided in the proxy statement for the level of implementation;
•The subject matter of the proposal;
•The level of support for and opposition to the resolution in past meetings;
•Actions taken by the board in response to the majority vote and its engagement with shareholders;
•The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•Other factors as appropriate.
•The board failed to act on takeover offers where the majority of shares are tendered;
•At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•The company's response, including:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability
Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by- case) for the following:
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by- case) if:
•The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
•The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•A classified board structure;
•A supermajority vote requirement;
•Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•The inability of shareholders to call special meetings;
•The inability of shareholders to act by written consent;
•A multi-class capital structure; and/or
•A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•The company's ownership structure;
•The company's existing governance provisions;
•The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•Classified the board;
•Adopted supermajority vote requirements to amend the bylaws or charter; or
•Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
•The level of impairment of shareholders' rights;
•The disclosed rationale;
•The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
•Any reasonable sunset provision; and
•Other relevant factors.
Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive;
•The company receives an adverse opinion on the company’s financial statements from its auditor; or
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
•Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is a significant misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices; or
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:
•The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
•Material failures of governance, stewardship, risk oversight6, or fiduciary responsibilities at the company;
•Failure to replace management as appropriate; or
•Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•Long-term financial performance of the company relative to its industry;
•Management’s track record;
•Background to the contested election;
•Nominee qualifications and any compensatory arrangements;
•Strategic plan of dissident slate and quality of the critique against management;
•Likelihood that the proposed goals and objectives can be achieved (both slates); and
•Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Chair (Separate Chair/CEO)
General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
•The scope of the proposal;
•The company's current board leadership structure;
•The company's governance structure and practices;
•Company performance; and
•Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
•Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.
CAPITAL/RESTRUCTURING
Common Stock Authorization
General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•Past Board Performance:
•The company's use of authorized shares during the last three years;
•The Current Request:
•Disclosure in the proxy statement of the specific purposes of the proposed increase;
•Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
•Most companies: 100 percent of existing authorized shares.
•Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
•Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
•Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
•Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
•Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
•Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
•Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
•Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
•Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
•Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
•There is a significant misalignment between CEO pay and company performance (pay for performance);
•The company maintains significant problematic pay practices;
•The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•The situation is egregious.

Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:
1. Peer Group8 Alignment:
•The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment9 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•The ratio of performance- to time-based equity awards;
•The overall ratio of performance-based compensation;
•The completeness of disclosure and rigor of performance goals;
•The company's peer group benchmarking practices;
•Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•Realizable pay10 compared to grant pay; and
•Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•Problematic practices related to non-performance-based compensation elements;
•Incentives that may motivate excessive risk-taking; and
•Options backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
•New or extended agreements that provide for:
•Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
•CIC payments with excise tax gross-ups (including “modified” gross-ups);
•Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•Liberal CIC definition combined with any single-trigger CIC benefits;
•Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•Any other provision or practice deemed to be egregious and present a significant risk to investors.
Incentives that may Motivate Excessive Risk-Taking
•Multi-year guaranteed awards;
•A single or common performance metric used for short- and long-term incentives;
•Lucrative severance packages;
•High pay opportunities relative to industry peers;
•Disproportionate supplemental pensions; or
•Mega equity grants that provide overly large upside opportunity.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•Duration of options backdating;
•Size of restatement due to options backdating;
•Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•The company's response, including:
•Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•Other recent compensation actions taken by the company;
•Whether the issues raised are recurring or isolated;
•The company's ownership structure; and
•Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans
General Recommendation: Vote case-by-case on certain equity-based compensation plans11 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:
•Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
•Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
•Discretionary vesting authority;
•Liberal share recycling on various award types;
•Lack of minimum vesting period for grants made under the plan;
•Dividends payable prior to award vesting.
Grant Practices:
•The company’s three-year burn rate relative to its industry/market cap peers;
•Vesting requirements in most recent CEO equity grants (3-year look-back);
•The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•Whether the company maintains a claw-back policy;
•Whether the company has established post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
•Awards may vest in connection with a liberal change-of-control definition;
•The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
•If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

•The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
•Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•The company's level of disclosure compared to industry peers; and
•Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•The company's level of disclosure is comparable to that of industry peers; and
•There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•Whether the company provides disclosure of year-over-year GHG emissions performance data;
•Whether company disclosure lags behind industry peers;
•The company's actual GHG emissions performance;
•The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•The level of gender and racial minority representation that exists at the company’s industry peers;
•The company’s established process for addressing gender and racial minority board representation;
•Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•The independence of the company’s nominating committee;
•Whether the company uses an outside search firm to identify potential director nominees; and
•Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Pay Gap
General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
•Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.
Data Security, Privacy, and Internet Issues
General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
•The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
•Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•Applicable market-specific laws or regulations that may be imposed on the company; and
•Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Lobbying
General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
•The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
FOOTNOTES
1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

3 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
5 Public shareholders only, approval prior to a company’s becoming public is insufficient.
6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.
7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
10 ISS research reports include realizable pay for S&P1500 companies.
11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
[___________________________]
PROXY VOTING POLICIES
[To be completed upon amendment]

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of [____________][1]
[___________________________________]
[__________________________________]	NVIT Large Cap Equity Fund	[__________]
[__________________________________]	NVIT J.P. Morgan MozaicSM Fund	[__________]
[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
[TO BE PROVIDED UPON AMENDMENT]
OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund, for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of [_________])
[___________________________]
[___________________________]	Mutual Funds: __ accounts, $____ total assets (__ accounts, $__ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: __ accounts, $ ____ total assets (__ accounts, $____ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $_____ total assets (__ accounts, $____ million total assets for which the advisory fee is based on performance)
[_________________]	Mutual Funds: __ accounts, $____ total assets (__ accounts, $__ total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: __ accounts, $ ____ total assets (__ accounts, $____ total assets for which the advisory fee is based on performance)
Other Accounts: ___ accounts, $_____ total assets (__ accounts, $____ million total assets for which the advisory fee is based on performance)
POTENTIAL CONFLICTS OF INTEREST
[TO BE PROVIDED UPON AMENDMENT]
C-1

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Second Amended and Restated Agreement and Declaration of Trust, dated as of June 17, 2009 (the “Amended Declaration”), of Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or “NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(b)	Second Amended and Restated Bylaws, dated as of June 17, 2009 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-23.b with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Articles II and VII of the Amended Bylaws, incorporated by reference to Exhibits (a) and (b), respectively, define the rights of holders of shares.

(d)	Investment Advisory Agreements

	(1)	Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) dated May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Exhibit A to the Investment Advisory Agreement, amended May 1, 2018, previously filed as Exhibit EX-28.d.1.a with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

	(2)	Investment Advisory Agreement among the Trust and NFA dated October 16, 2017, previously filed as Exhibit EX-28.d.2 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

		(a)	Exhibit A to the Investment Advisory Agreement, amended July 2, 2018, is filed herewith as Exhibit EX-28.d.2.a.

	(3)	Subadvisory Agreements

		(a)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company, effective May 1, 2007, as amended and restated April 2, 2009, previously filed as Exhibit EX-23.d.2.d with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended March 9, 2017, previously filed as Exhibit EX-28.d.2.a.i with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

		(b)	Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management, Inc., dated May 1, 2007, previously filed as Exhibit EX-23.d.2.g with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended July 8, 2011, previously filed as Exhibit EX-28.d.2.c.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(c)	Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc., dated March 27, 2013, previously filed as Exhibit EX-28.d.2.d with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(d)	Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC, dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended January 10, 2017, previously filed as Exhibit EX-28.d.2.d.i with the Trust’s registration statement on February 3, 2017, is hereby incorporated by reference.

(e)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Investment Advisers LLC (formerly, Neuberger Berman Management LLC), dated May 4, 2009, previously filed as Exhibit EX-23.d.2.o with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended July 2, 2012, previously filed as Exhibit EX-28.d.2.i.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(f)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Investment Advisers LLC (formerly, Neuberger Berman Fixed Income LLC), previously filed as Exhibit EX-23.d.2.p with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

	(i)	Amendment to the Subadvisory Agreement, dated September 9, 2013, previously filed as Exhibit EX-28.d.2.h.i with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(g)	Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc., dated March 24, 2008, previously filed as Exhibit EX-23.d.2.s with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended July 1, 2011, previously filed as Exhibit EX-28.d.2.k.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc., dated March 11, 2010, previously filed as Exhibit EX-28.d.2.q with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended July 2, 2012, previously filed as Exhibit EX-28.d.2.n.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley, LLC, dated March 24, 2008, previously filed as Exhibit EX-23.d.2.x with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended June 14, 2017, previously filed as Exhibit EX-28.d.2.k.i. with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference

(j)	Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP, dated March 24, 2008, previously filed as Exhibit EX-23.d.2.aa with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended September 19, 2017, previously filed as Exhibit EX-28.d.3.l.i with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc., dated October 1, 2008, previously filed as Exhibit EX-23.d.2.ee with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended July 11, 2011, previously filed as Exhibit EX-28.d.2.t.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(l)	Subadvisory Agreement among the Trust, NFA and Templeton Investment Counsel, LLC, dated March 24, 2009, previously filed as Exhibit EX-23.d.2.ee with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, NFA and BNY Mellon Asset Management North America Corp. (formerly, The Boston Company Asset Management LLC), dated June 25, 2010, previously filed as Exhibit EX-28.d.2.dd with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended July 1, 2017, previously filed as Exhibit EX-28.d.3.p.i with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, NFA and Dimensional Fund Advisors LP, dated January 10, 2012, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 20, 2012, is hereby incorporated by reference.

(o)	Subadvisory Agreement among the Trust, NFA and Massachusetts Financial Services Company (d/b/a MFS Investment Management), dated April 2, 2012, previously filed as Exhibit EX-28.d.2.ab with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended May 1, 2015, previously filed as Exhibit EX-28.d.2.u.i with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

(p)	Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC, dated June 17, 2013, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended December 10, 2015, previously filed as Exhibit EX-16.6.b.xxiv.1 with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, NFA and WEDGE Capital Management L.L.P., dated December 12, 2013, previously filed as Exhibit EX-28.d.2.bb with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(r)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated September 3, 2014, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(i) Exhibits A to the Subadvisory Agreement, amended May 1, 2015, previously filed as Exhibit EX-28.d.2.bb.i with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

(s)	Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management Inc., dated December 10, 2015, previously filed as Exhibit EX-16.6.b.xxvii with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(t)	Subadvisory Agreement among the Trust, NFA and Smith Asset Management Group, L.P., dated December 10, 2015, previously filed as Exhibit EX-16.6.b.xxviii with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(u)	Subadvisory Agreement among the Trust, NFA and Aberdeen Standard Investments (f/k/a Standard Life Investments (Corporate Funds) Limited), dated December 10, 2015, previously filed as Exhibit EX-16.6.b.xxx with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(v)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to the NVIT Government Bond Fund, dated January 1, 2008, previously filed as Exhibit EX-23.d.2.v with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

(i) Exhibit A to the Subadvisory Agreement, amended May 1, 2013, previously filed as Exhibit EX-28.d.2.k.1 with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.

(w)	Subadvisory Agreement among the Trust, NFA and Loomis Sayles & Co., L.P., dated April 10, 2017, previously filed as Exhibit EX-28.d.2.cc with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(x)	Subadvisory Agreement among the Trust, NFA and DoubleLine Capital LP, dated October 16, 2017, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

		(y)	Subadvisory Agreement among the Trust, NFA and AQR Capital Management, LLC dated November 13, 2017, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

		(z)	Subadvisory Agreement among the Trust, NFA and BNY Mellon Asset Management North America Corp. dated July 13, 2018, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on July 19, 2018, is hereby incorporated by reference.

		(aa)	Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management LLC dated July 2, 2018, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

		(bb)	Subadvisory Agreement among the Trust, NFA and Allianz Global Investors U.S. LLC dated October 8, 2018, is filed herewith as Exhibit EX-28.d.3.bb.

		(cc)	Subadvisory Agreement among the Trust, NFA and WCM Investment Management, LLC dated October 8, 2018, is filed herewith as Exhibit EX-28.d.3.cc.

		(dd)	Subadvisory Agreement among the Trust, NFA and Amundi Pioneer Institutional Asset Management, Inc. dated January 14, 2019, is filed herewith as Exhibit EX-28.d.3.dd.

(e)	(1)	Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”), previously filed as Exhibit EX-23.e.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Schedule A to the Underwriting Agreement, amended September 30, 2018, previously filed as Exhibit EX-28.e.1.a with the Trust’s registration statement on September 26, 2018, is hereby incorporated by reference.

(f)	Not applicable.

(g)	(1)	Global Custody Agreement dated April 4, 2003 between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-23.g.2 with the Trust’s registration statement on April 28, 2003, assigned to the Trust, is hereby incorporated by reference.

		(a)	Amendment to Global Custody Agreement dated March 11, 2011, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on April 28, 2011, is hereby incorporated by reference.

		(b)	Amendment to Global Custody Agreement dated January 12, 2006, previously filed as Exhibit EX-28.g.1.b with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(c)	Waiver to Global Custody Agreement dated May 2, 2005, previously filed as Exhibit EX-28.g.1.b with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.

		(d)	Rider to Global Custody Agreement Cash Trade Execution Product, previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(e)	Concentration Accounts Agreement, dated December 2, 2009, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

		(f)	Amendment to Global Custody Agreement dated December 9, 2015, previously filed as Exhibit EX-16.9.a.iii with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

		(g)	Amendment to Global Custody Agreement dated February 17, 2017, previously filed as Exhibit EX-28.g.1.g with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

		(h)	Amendment to Global Custody Agreement dated May 17, 2017, previously filed as Exhibit EX-28.g.1.h with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

		(i)	Amendment to Global Custody Agreement dated October 16, 2017, previously filed as Exhibit EX-28.g.1.i with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

		(j)	Amendment to Global Custody Agreement dated October 10, 2018, is filed herewith as Exhibit EX-28.g.1.j.

(h)	(1)	Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, between the Trust, Nationwide Mutual Funds and Nationwide Fund Management LLC, previously filed as Exhibit EX-28.h.1 with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

	(2)	Administrative Services Plan, dated May 1, 2007, amended September 30, 2018, previously filed as Exhibit EX-28.h.2 with the Trust’s registration statement on September 26, 2018, is hereby incorporated by reference.

	(3)	Expense Limitation Agreement dated May 1, 2007 between the Trust and NFA, previously filed as Exhibit EX-23.h.3 with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

		(a)	Amendment to the Expense Limitation Agreement, dated December 11, 2012, previously filed as Exhibit EX-28.h.3.b with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

		(b)	Amendment to Expense Limitation Agreement, dated May 1, 2017, previously filed as Exhibit EX-28.h.3.b with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

		(c)	Amendment to Expense Limitation Agreement, dated July 1, 2018, previously filed as Exhibit EX-28.h.3.c with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(d) Exhibit A to the Expense Limitation Agreement, as amended September 30, 2018, previously filed as Exhibit EX-28.h.3.d with the Trust’s registration statement on September 26, 2018, is hereby incorporated by reference.

(4)	Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated May 2, 2005, assigning NVIT-MA’s titles, rights, benefits and privileges in and to certain contracts in the Agreement, previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(5)	Fund Participation Agreement dated May 1, 2007, by and among the Trust, NFA, NFD, Nationwide Financial Services, Inc., American Funds Insurance Series and Capital Research and Management Company, previously filed as Exhibit EX-23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(6)	Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC (“NFM”), dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder Funds”), previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(7)	Fee Waiver Agreement between the Trust and NFM, dated May 1, 2018, relating to the Feeder Funds, previously filed as Exhibit EX-28.h.7 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(8)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2018, relating to the NVIT Cardinal Aggressive Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund, previously filed as Exhibit EX-28.h.8 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(9)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2018, relating to the Neuberger Berman NVIT Socially Responsible Fund, previously filed as Exhibit EX-28.h.9 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(10)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2018, relating to the American Century NVIT Multi Cap Value Fund, previously filed as Exhibit EX-28.h.10 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(11)	Fund of Funds Participation Agreement dated January 7, 2013, by and among the Trust, on behalf of the NVIT DFA Capital Appreciation Fund and the NVIT DFA Moderate Fund, NFA, DFA Investment Dimensions Group Inc., and Dimensional Fund Advisors LP, previously filed as Exhibit EX.23.h.18 with the Trust’s registration statement on February 11, 2013, is hereby incorporated by reference.

(12)	Fund Participation Agreement dated May 2, 2005, by and among NFA, NFD, and Nationwide Financial Services, Inc. (“NFS”), previously filed as Exhibit EX-28.h.22 with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(i) Form of Amendment to the Fund Participation Agreement by and among NFA, NFD, and NFS, dated May 1, 2013, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.22.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(13)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2018, relating to the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, previously filed as Exhibit EX-28.h.13 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(14)	Participation Agreement dated September 10, 2014 among the Trust, iShares Trust, iShares U.S. ETF Trust and iShares Sovereign Screened Global Bond Fund, Inc., relating to certain series of the Trust, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(15)	Fund of Funds Participation Agreement dated September 10, 2014, among the Trust, NFA, Wisdom Tree Trust and Wisdom Tree Asset Management, Inc., relating to certain series of the Trust, previously filed as Exhibit EX-28.h.25 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(16)	Purchasing Fund Agreement dated September 10, 2014, among the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.26 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(17)	Investing Fund Agreement dated September 10, 2014, between the Trust and Market Vectors EFT Trust, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(18)	12(d)(1) Investing Agreement dated October 31, 2014, between the Trust and Vanguard Trusts, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.28 with the Trust’s registration on February 12, 2015, is hereby incorporated by reference.

(19)	Investing Fund Agreement between the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® II, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.29 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(20)	Fee Waiver Agreement between the Trust and NFA, dated May 1, 2018, relating to the NVIT Emerging Markets Fund, NVIT Government Bond Fund, NVIT International Equity Fund, NVIT Dynamic U.S. Growth Fund, NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Company Fund and NVIT Real Estate Fund, previously filed as Exhibit EX-28.h.20 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(21)	Expense Limitation Agreement dated May 1, 2017, between the Trust and NFA, relating to the BlackRock NVIT Managed Global Allocation Fund, previously filed as Exhibit EX-28.h.21 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(a) Amendment to Expense Limitation Agreement dated July 1, 2018, previously filed as Exhibit EX-28.h.21.a with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(22)	Fee Waiver Agreement between the Trust and NFA, dated May 1, 2018, relating to the BlackRock NVIT Managed Global Allocation Fund, previously filed as Exhibit EX-28.h.22 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(23)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2018, relating to the BlackRock NVIT Managed Global Allocation Fund, previously filed as Exhibit EX-28.h.23 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(24)	Form of Fund of Funds Participation Agreement by and among the Trust, on behalf of the BlackRock NVIT Managed Global Allocation Fund, NFA, BlackRock Variable Series Funds, Inc., on behalf of certain series of its trust and BlackRock Advisors, LLC, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on April 28, 2015, is hereby incorporated by reference.

(25)	Fee Waiver Agreement between the Trust and NFA, dated May 1, 2018, relating to the NVIT Cardinal Aggressive Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund, previously filed as Exhibit EX-28.h.25 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(26)	Administrative Services Fee Waiver Agreement between the Trust and NFS, dated May 1, 2018, relating to the NVIT Government Money Market Fund, previously filed as Exhibit EX-28.h.26 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(27)	Fee Waiver Agreement between the Trust and NFA, dated June 9, 2017, relating to the NVIT Multi-Manager Small Cap Value Fund, previously filed as Exhibit EX-28.h.28 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(28)	Fee Waiver Agreement between the Trust and NFA, dated May 1, 2018, relating to the NVIT Real Estate Fund, previously filed as Exhibit EX-28.h.28 with the Trust’s registration statement on May 23, 2018, is hereby incorporated by reference.

(29)	Fee Waiver Agreement between the Trust and NFA, dated July 1, 2017, relating to the NVIT Multi-Manager Large Cap Value Fund, previously filed as Exhibit EX-28.h.30 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(30)	12b-1 Fee Waiver Agreement between the Trust and NFA dated October 16, 2017, relating to the DoubleLine NVIT Total Return Tactical Fund, previously filed as Exhibit EX-28.h.31 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(i)	Legal opinion of Stradley Ronon Stevens & Young, LLP, relating to certain series of the Trust, previously filed as Exhibit EX-28.i, is hereby incorporated by reference.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution Plan under Rule 12b-1, dated May 1, 2007, as amended September 30, 2018, previously filed as Exhibit EX-28.m.1 with the Trust’s registration statement on September 26, 2018, is hereby incorporated by reference.

(n)	(1)	Rule 18f-3 Plan, dated May 1, 2007, as amended September 30, 2018, previously filed as Exhibit EX-28.n.1 with the Trust’s registration statement on September 26, 2018, is hereby incorporated by reference.

(o)	Not applicable.

(p)	(1)	Code of Ethics for NFA and the Trust dated March 12, 2018, previously filed as Exhibit EX-28.p.1 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(2)	Code of Ethics for NFD dated January 1, 2014, previously filed as Exhibit EX-23.p.2 with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

	(3)	Code of Business Conduct and Ethics, last revised July 1, 2018 for Federated Investment Management Company, is filed herewith as Exhibit EX-28.p.3.

	(4)	Code of Ethics dated October 10, 2017 for JPMAM (JPMorgan), previously filed as Exhibit EX-28.p.4 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(5)	Code of Business Conduct & Ethics dated June 5, 2013 for BlackRock Investment Management, LLC, previously filed as Exhibit EX-28.p.5 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

	(6)	Code of Ethics dated January 2018 for Neuberger Berman Investment Advisers LLC, previously filed as Exhibit EX-28.p.6 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(7)	Code of Ethics dated January 1, 2018 for American Century Investment Management, Inc., previously filed as Exhibit Ex-28.p.7 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(8)	Code of Ethics and Business Conduct dated October 2017 for Epoch Investment Partners, Inc., previously filed as Exhibit EX-28.p.8 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(9)	Code of Ethics dated April 2018 for the American Funds and The Capital Group Companies, Inc., previously filed as Exhibit EX-28.p.9 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(10)	Code of Ethics dated January 1, 2018 for Wells Capital Management Inc., previously filed as Exhibit EX-28.p.10 with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(11)	Code of Ethics dated June 1, 2011 for Nationwide Asset Management, LLC, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

(12)	Code of Ethics dated December 5, 2016 for Thompson, Siegel & Walmsley LLC, previously filed as Exhibit EX-28.p.15 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(13)	Code of Ethics dated April 30, 2017 for Wellington Management Company, LLP, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(14)	Code of Ethics dated May 26, 2016 for OppenheimerFunds, Inc., previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(15)	Code of Ethics dated May 1, 2013 for Templeton Investment Counsel, LLC, previously filed as Exhibit EX-28.p.16 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(16)	Personal Trading Policy for BNY Mellon Asset Management North America Corporation (formerly, The Boston Company Asset Management LLC) dated February 2018, previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(17)	Code of Ethics for Massachusetts Financial Services Company dated October 31, 2016, previously filed as Exhibit EX-28.p.21 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(18)	Code of Ethics for Dimensional Fund Advisors LP, dated October 1, 2017, previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(19)	Code of Ethics and Personal Investment Policy for Lazard Asset Management LLC, dated September 1, 2017, previously filed as Exhibit EX-28.p.21 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(20)	Code of Ethics for WEDGE Capital Management L.L.P. (“WEDGE”) (which includes portions of WEDGE’s Personnel Handbook dated December 2011, Insider Trading Policy dated March 2014, Personal Security Trading Policy dated November 2017, Political Contributions Policy dated March 2016, and Gifts and Entertainment Policy revised March 2016, and the Code of Conduct and Standards of Professional Conduct of the CFA Institute published 2014), previously filed as Exhibit EX-28.p.22 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

(21)	Code of Ethics for Jacobs Levy Equity Management, Inc. dated January 2016, previously filed as Exhibit EX-28.p.27 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

	(22)	Code of Ethics for Smith Asset Management Group L.P., dated October 2017, previously filed as Exhibit EX-28.p.24 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(23)	Global Code of Conduct for Standard Life Aberdeen plc (and all of its subsidiaries), previously filed as Exhibit EX-28.p.25 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(24)	Code of Ethics for Loomis Sayles & Co., L.P. amended April 18, 2018, previously filed as Exhibit EX-28.p.26 with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

	(25)	Code of Ethics for DoubleLine Capital LP dated September 2017, previously filed as Exhibit EX-28.p.30 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

	(26)	Code of Ethics for AQR Capital Management dated February, 2016, previously filed as Exhibit EX-28.p.28 with the Trust’s registration statement on April 19, 2018, is hereby incorporated by reference.

	(27)	Code of Ethics for Amundi Pioneer Institutional Asset Management, Inc., last revised September 2017, is filed herewith as Exhibit EX-28.p.27.

	(28)	Code of Business Conduct and Code of Ethics for Allianz Global Investors U.S. LLC, Inc., revised December 12, 2016, is filed herewith as Exhibit EX-28.p.28.

	(29)	Code of Ethics for WCM Investment Management, LLC, amended January 1, 2017, is filed herewith as Exhibit EX-28.p.29.

(q)	(1)	Power of Attorney with respect to the Trust for Charles E. Allen, previously filed as Exhibit EX-28.q.1 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(2)	Power of Attorney with respect to the Trust for Barbara I. Jacobs, previously filed as Exhibit EX-28.q.2 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(3)	Power of Attorney with respect to the Trust for Paula H.J. Cholmondeley, previously filed as Exhibit EX-28.q.3 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(4)	Power of Attorney with respect to the Trust for Phyllis Kay Dryden, previously filed as Exhibit EX-28.q.4 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(5)	Power of Attorney with respect to the Trust for Douglas F. Kridler, previously filed as Exhibit EX-28.q.5 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

	(6)	Power of Attorney with respect to the Trust for David C. Wetmore, previously filed as Exhibit EX-28.q.6 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(7)	Power of Attorney with respect to the Trust for Keith F. Karlawish, previously filed as Exhibit EX-28.q.7 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(8)	Power of Attorney with respect to the Trust for Lydia M. Marshall, previously filed as Exhibit EX-28.q.8 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(9)	Power of Attorney with respect to the Trust for Carol A. Kosel, previously filed as Exhibit EX-28.q.9 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(10)	Power of Attorney with respect to the Trust for Michael S. Spangler, previously filed as Exhibit EX-28.q.10 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(11)	Power of Attorney with respect to the Trust for Joseph Finelli, previously filed as Exhibit EX-28.q.11 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 30. INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)

Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. To the Registrant’s knowledge, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates.

Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.

Name and Address	Principal Occupation	Position with NFA	Position with Funds

Kirt A. Walker	President and Chief Operating Officer of Nationwide Financial Services, Inc.	Director	N/A

Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President, Chief Executive Officer and Principal Executive Officer

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Vice President, General Counsel and Assistant Secretary	Senior Vice President, General Counsel and Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Senior Vice President, Head of Fund Operations

Brian E. Hirsch	Vice President and Nationwide Funds Group Chief Compliance Officer	Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer

Pamela A. Biesecker	Senior Vice President and Head of Taxation of Nationwide Mutual Insurance Company	Senior Vice President and Head of Taxation	N/A

Robert W. Horner	Vice President and Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Secretary	N/A

Timothy G. Frommeyer	Senior Vice President, Director and Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Keith Wild	Associate Vice President and Chief Financial Officers for the Nationwide Funds Group	Associate Vice President and Treasurer	N/A

David A. Conner	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A

James M. Elliot	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A

Sarah E. Zureich	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Timothy J. Dwyer	Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Vice President and Assistant Treasurer	N/A

Mark E. Hartman	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A

Kathy R. Richards	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A

Parag H. Shah	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A

(b)	Information for the Subadvisers

(1)

American Century Investment Management, Inc. (“American Century”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund and American Century NVIT Multi Cap Value Fund. Except as listed below, the directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Elaine Bourke Vice President	Credit Suisse Asset Management	Product Specialist

Al Polit Vice President	Lombardia Capital Partners	Partner and Senior Portfolio Manager

Edward Rosenberg Vice President	Northern Trust	Senior Vice President, Flexshares Head of ETF Capital Markets

Jim Shore Vice President	NorthRoad Capital Management	Founding Principal and Portfolio Manager

(2)

Allianz Global Investors U.S. LLC (“Allianz”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. The directors and officers of Amundi have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(3)

Amundi Pioneer Institutional Asset Management, Inc. (“Amundi”) acts as subadviser to the Amundi NVIT Multi Sector Bond Fund. The directors and officers of Amundi have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(4)

AQR Capital Management, LLC (“AQR”) acts as subadviser for the NVIT Nationwide Fund. Except as listed below, the directors and officers of AQR have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Lasse Pedersen Principal	Copenhagen Business School Howitzvej 60, 2000 Federiksberg, Denmark 2815 2815	Professor (2011-present)

H.J. Wilcox Principal, Chief Compliance Officer	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Chief Compliance Officer (2013-present)

David Kabiller Founding Principal	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Trustee (2010-present)

	Crow Holdings 3819 Maple Avenue Dallas, TX 75219	Director (2014-present)

Bradley Asness Principal, Co-Chief Operating Officer	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Vice President (2009-present)

William J. Fenrich Principal, Chief Legal Officer	Morgan Stanley 1221 Avenue of The Americas New York, NY 10020	Managing Director, Chief Compliance Officer (2016 – 2017) Managing Director, Chief Counsel (2014 - 2016)

Marco Hanig Principal	AQR Funds Two Greenwich Plaza Greenwich, CT 06830	Trustee (since 2014), Chief Executive Officer (since 2009), President (since 2008)

Tobias Moskowitz Principal	National Bureau of Economic Research 365 5th Avenue New York, NY 10016	Research Associate (2007-present)

	University of Chicago’s Booth School of Business 5807 S Woodlawn Chicago, IL 60637	Fama Family Professor of Finance (2008-2016)

	Yale University School of Management Yale University New Haven, CT 06511	Dean Takahashi Professor of Finance (2016-present)

(5)

BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, and BlackRock NVIT Equity Dividend Fund. The directors and officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(6)

BNY Mellon Asset Management North America Corp. (formerly, The Boston Company Asset Management LLC) (“AMNA”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund and NVIT Dynamic U.S. Growth Fund. To the knowledge of the Registrant, the directors and officers of the AMNA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(7)

Dimensional Fund Advisors LP (“Dimensional”) acts as subadviser to the NVIT Multi-Manager International Value Fund. In addition, Dimensional serves as investment adviser to other open-end investment companies and also serves as subadviser for certain other registered investment companies. Additional information as to Dimensional and the partners and executive officers of Dimensional is included in Dimensional’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the executive officers and partners of Dimensional and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and partners during the past two years.

(8)

DoubleLine Capital LP (“DoubleLine”) acts as subadviser to the DoubleLine NVIT Total Return Tactical Fund. Except as noted below, no director, officer, or partner of DoubleLine have been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position with Investment Adviser	Other Company	Position with Other Company
Jeffrey E. Gundlach, Chief Executive Officer, Chief Investment Officer	DoubleLine Funds Trust	Chairman of the Board of Trustees

Philip Barach, President	DoubleLine Funds Trust	Vice-Chairman of the Board of Trustees

Ronald R. Redell, Executive Vice President	DoubleLine Funds Trust	President

	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund	Chairman of the Board of Trustees

Earl Lariscy, General Counsel	DoubleLine Funds Trust	Vice President

	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund	Vice President and Assistant Secretary

Jeffrey J. Sherman, Deputy Chief Investment Officer	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund	Vice President

Adam Rossetti, Chief Compliance Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund	Chief Compliance Officer

Louis C. Lucido, COO	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund	Secretary

Cris Santa Ana, Chief Risk Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund	Vice President

(9)

Epoch Investment Partners, Inc. (“Epoch”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. The directors and officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(10)

Federated Investment Management Company (“Federated”) acts as subadviser to the Federated NVIT High Income Bond Fund and NVIT Government Money Market Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the directors and officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Name and Position with Federated	Other Company	Position with Other Company
James Gallagher, Trustee	Morris James LLP	Partner

(11)

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. To the knowledge of the Registrant, the directors and officers of Jacobs Levy have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(12)

J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co., acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates.

(13)

Lazard Asset Management LLC. (“Lazard”) acts as subadviser to the NVIT International Equity Fund and NVIT Emerging Markets Fund. The directors and officers of Lazard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(14)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) acts as a subadviser to the NVIT Multi-Manager Large Cap Growth Fund. Except as noted below, the directors and officers of Loomis Sayles have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Robert J. Blanding, Formerly Chairman of the Board (1995 to 2017) and Director (1990 to 2017)	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer (2002 to 2015)

	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Chief Executive Officer and Trustee (2002 to 2015)

	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2015)

	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2015)

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2015)

	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee (2007 to 2015)

	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director (1996 to 2016)

	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director ( 2012 to 2017)

	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Alternate Director (2011 to 2017)

	Natixis Asset Management Japan Co. Ltd. Hibiya Kokusai Building –4F – 2-2-3, Uchisaiwaicho Chiyoda-ku, Tokyo, 100-0011 – Japan	Director (2000 to 2017)

Daniel J. Fuss Vice Chairman, Executive Vice President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Executive Vice President

	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Executive Vice President

David L. Giunta Director	Natixis Investment Managers (formerly Natixis Global Asset Management) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US

	Natixis Advisors, L.P. (formerly NGAM Advisors, L.P.) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer

	Natixis Distribution Corporation (formerly NGAM Distribution Corporation) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Natixis Distribution, L.P. (formerly NGAM Distribution, L.P.) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer

	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President

	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

John T. Hailer Formerly Director (2008 to 2017)	Natixis Investment Managers (formerly Natixis Global Asset Management) 888 Boylston Street, Boston, MA 02199	President and CEO, US & Asia (2007 to 2017)

	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee (2002 to 2016)

	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee (2002 to 2016)

	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee (2002 to 2016)

	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee (2007 to 2016)

	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2016)

	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2016)

Kevin P. Charleston Chairman, Chief Executive Officer, President and Director (formerly Chief Financial Officer from 2000 to 2015)	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee

	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee

	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee

	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee

	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee

	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee

	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director

	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Executive Vice President

	Loomis Sayles Trust Co., LLC One Financial Center, Boston, MA 02111	Manager and President

	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director and Chairman of the Board of Directors

John F. Gallagher III Executive Vice President and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	President

	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President

	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jean S. Loewenberg Executive Vice President, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director

	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	General Counsel and Secretary

	Loomis Sayles Trust Co., LLC One Financial Center, Boston, MA 02111	Manager and Secretary

	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director

John R. Gidman Executive Vice President, Chief Operating Officer and Director	Loomis Sayles Solutions, LLC One Financial Center, Boston, MA 02111	President

Jaehoon Park, Executive Vice President, Chief Investment Officer and Director	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director

Jean Raby	Natixis Investment Managers (formerly Natixis Global Asset Management) 888 Boylston Street, Boston, MA 02199	Chief Executive Officer and Member of the Senior Management Committee

John F. Russell, Executive Vice President and Director	None.	None.

Paul J. Sherba Executive Vice President, Chief Financial Officer and Director (formerly Treasurer 2002 to 2015; Vice President 1997 to 2015)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Trust Co., LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Chief Financial Officer

Pierre P. Servant Formerly Director (2007 to 2017)	Natixis Investment Managers (formerly Natixis Global Asset Management) 21 quai d’Austerlitz, 75634 Paris cedex 13 - France	CEO and Member of the Executive Board (2007 to 2017)

David L. Waldman Executive Vice President, Deputy Chief Investment Officer and Director (formerly Vice President 2007 to 2015)	None.	None.

(15)

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund. Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS investment products. Except as noted below, each principal executive officer and director of MFS has not been engaged during the past two fiscal years in a business, profession, vocation or employment of a substantial nature other than as an officer and/or director of MFS or certain of MFS’ corporate affiliates.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Stephen C. Preacher, Director	Sun Life Financial, Inc.	President, Sun Life Investment Management

Kevin D. Strain, Director	Sun Life Financial, Inc.	Executive Vice President, Chief Financial Officer

(16)

Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund, NVIT Short Term Bond Fund, NVIT Government Bond Fund, NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Managed Growth and Income Fund, NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Managed American Funds Growth-Income Fund, and BlackRock NVIT Managed Global Allocation Fund. The directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(17)

Neuberger Berman Investment Advisers LLC (“NBIA”) is a wholly owned subsidiary of Neuberger Berman Group LLC. NBIA serves as subadviser to the NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund and NVIT Core Plus Bond Fund. The directors and executive officers of NBIA are: Bradley Tank, Joseph Amato, Andrew Johnson, Lawrence Kohn, Robert Conti, James Dempsey, Brad Cetron, and Robert Eason. These individuals have not been engaged in any other business or profession, vocation or employment of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NBIA or certain of NBIA’s affiliated entities or certain domestic or non-US investment companies.

(18)

OppenheimerFunds, Inc. (“Oppenheimer”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. Except as stated below, the directors and officers of Oppenheimer have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
M. Timothy Corbett, Director	Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Roger W. Crandall, Director	Chairman, President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman & Class A Director of Oppenheimer Acquisition Corp.

William F. Glavin, Director	Vice Chairman of MML Asset Management Holding LLC; Former Chairman, Chief Executive Officer and President of OFI; Class A Director of Oppenheimer Acquisition Corp.; Director of MM Asset Management Holding LLC; Director of Barings LLC.

Kristie Feinberg, Treasurer	Senior Vice President and Treasurer of OFI Global Asset Management, Inc.; Director of OFI Global Trust Company and OFI International, Ltd.; Treasurer of OFI SteelPath, Inc., HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Real Asset Management, Inc., Trinity Investment Management Corporation, Shareholder Services, Inc., OFI Global Institutional, Inc., OFI Advisors, LLC; Assistant Treasurer of OFI Global Trust Company, Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc. and Oppenheimer Acquisition Corp.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Cynthia Lo Bessette, Chief Legal Officer	Executive Vice President, General Counsel and Secretary, and Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc.; Director and Chief Legal Officer of OFI International, Ltd.; Chief Legal Officer of OppenheimerFunds Distributor, Inc., OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation; Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp.; General Counsel of OFI SteelPath, Inc. and OFI Advisors, LLC.

Krishna Memani, President	Executive Vice President of OFI Global Asset Management, Inc.; Senior Vice President of OFI Global Institutional, Inc. and OppenheimerFunds, Inc.

David Pfeffer, Director & Chief Financial Officer	Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director, Executive Vice President and Chief Financial Officer of OFI Global Asset Management, Inc.; Director, President and Chief Financial Officer of HarbourView Asset Management Corporation; Director and Chief Financial Officer of OFI SteelPath, Inc., OppenheimerFunds Distributor, Inc., OFI Private Investments, Inc., Oppenheimer Real Asset Management, Inc., OFI Global Institutional, Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation; Chief Financial Officer of OFI International, Ltd., OFI Advisors, LLC; Senior Vice President of OFI Global Trust Company; Director of Tremont Group Holdings, Inc.

Mary Ann Picciotto, Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc.; Chief Compliance Officer of OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., HarbourView Asset Management Corporation, Trinity Investment Management Corporation, Shareholder Services, Inc., OFI International, Ltd. and OFI Advisors, LLC.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Arthur P. Steinmetz, Director & Chairman	Chairman of OppenheimerFunds, Inc.; Chairman, Chief Executive Officer, President and Director of OFI Global Asset Management, Inc.; Director of OppenheimerFunds, Inc., President, Management Director and Chief Execution Officer of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company); President and Director of OFI SteelPath, Inc. and Oppenheimer Real Asset Management, Inc.; President of OFI Advisors, LLC; Director of HarbourView Asset Management Corporation.

Elizabeth Ward, Director	Executive Vice President, Chief Financial Officer and Chief Actuary of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

(19)

Smith Group Asset Management, Inc. (“Smith Group”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Smith Group have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(20)

Standard Life Investments (Corporate Funds) Limited (“Aberdeen Standard Investments”) acts as subadviser to the NVIT Emerging Markets Fund. To the knowledge of the Registrant, the directors and officers of Aberdeen Standard Investments have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director of officer of affiliated entities.

(21)

Templeton Investment Counsel, LLC (“Templeton”) acts as subadviser to the Templeton NVIT International Value Fund. To the knowledge of the Registrant, the directors and officers of Templeton have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(22)

Thompson, Siegel & Walmsley LLC (“TSW”) acts as subadviser to the NVIT Multi-Manager International Value Fund and NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of TSW have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(23)

WCM Investment Management, LLC (“WCM”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. To the knowledge of Registrant, the directors and officers of WCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(24)

WEDGE Capital Management L.L.P. (“WEDGE”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of Registrant, the directors and officers of WEDGE have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(25)

Wellington Management Company, LLP (“Wellington Management”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund and NVIT Real Estate Fund. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

(26)

Wells Capital Management, Inc. (“Wells Capital”) acts as subadviser to the NVIT Multi-Manager Mid Cap Growth Fund. To the knowledge of the Registrant, no director, officer, or partner of Wells Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity as director, officer, employee, partner or trustee outside of Wells Fargo.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Nationwide Fund Distributors LLC (“NFD”), the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.

(b)

Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.

Name:	Position with NFD:	Position with Registrant:

Michael S. Spangler	Chairman, Director and President	President, Chief Executive Officer and Principal Executive Officer

Holly A. Butson	Chief Compliance Officer	N/A

Eric E. Miller	Vice President, General Counsel and Assistant Secretary	Senior Vice President, General Counsel and Secretary

Lee T. Cummings	Vice President	Senior Vice President, Head of Fund Operations

J. Morgan Elliott	Associate Vice President and Assistant Treasurer	N/A

Kathy R. Richards	Associate Vice President and Secretary	N/A

Jennifer T. Grinstead	Chief Marketing Officer	N/A

(c)	Not applicable.

ITEM	33. LOCATION OF ACCOUNTS AND RECORDS

J.P. Morgan Investor Services Co.

1 Beacon Street

Boston, MA 02108-3002

Nationwide Variable Insurance Trust

One Nationwide Plaza

Columbus, Ohio 43215

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment Nos. 215/216 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus, and State of Ohio, on this 7th day of January, 2019.

NATIONWIDE VARIABLE INSURANCE TRUST

BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

Signature & Title

/s/ Michael S. Spangler*
Michael S. Spangler, President, Chief

Executive Officer and Principal Executive Officer

/s/ Joseph Finelli*
Joseph Finelli, Treasurer, Principal
Financial Officer and Vice President

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee

/s/ Carol A. Kosel*
Carol A. Kosel, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ Lydia M. Marshall*
Lydia M. Marshall, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact

EXHIBIT LIST

Exhibit	Exhibit No.
Exhibit A to Investment Advisory Agreement	EX-28.d.2.a
Subadvisory Agreement	EX-28.d.3.bb
Subadvisory Agreement	EX-28.d.3.cc
Subadvisory Agreement	EX-28.d.3.dd
Amendment to Global Custody Agreement	EX-28.g.1.j
Code of Ethics	EX-28.p.3
Code of Ethics	EX-28.p.27
Code of Ethics	EX-28.p.28
Code of Ethics	EX-28.p.29